UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2014

STATE NATIONAL COMPANIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36712	26-0017421
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 L. Don Dodson Dr.
Bedford, Texas 76021

 (Address of principal executive offices) (zip code)

(817) 265-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 7, 2014, State National Companies, Inc. (the “Company”) issued a press release announcing that the Company will hold a conference call to discuss its financial results for the quarter ended September 30, 2014 on Tuesday, November 18, 2014 at 9:00 a.m. Central time.  A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 9.01                                           Financial Statements And Exhibits.

(d)                                 Exhibits.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in the attached exhibit shall be deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act.

99.1                        Press Release dated November 7, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STATE NATIONAL COMPANIES, INC.

Date:	November 7, 2014	By:	/s/ David Hale
David Hale
Executive Vice President, Chief Operating Officer and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated November 7, 2014.